UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2016

Hubbell Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Waterview Drive, Shelton, Connecticut		06484
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	475 882 4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Shareholders of Hubbell Incorporated (the “Company”) held on May 3, 2016 (the “Annual Meeting”), the shareholders of the Company approved the amendment and restatement of the Company’s Senior Executive Incentive Compensation Plan (the “Restated Plan”) that (i) preserves the Company’s ability to deduct compensation associated with future awards made under the Restated Plan under Section 162(m) of the Internal Revenue Code, (ii) updates the list of performance criteria which may be used to determine incentive payments under the Restated Plan to be more consistent with the performance criteria set forth in our 2005 Incentive Award Plan (as amended and restated), (iii) adopts new provisions to reflect corporate governance best practices, and (iv) extends the term of the Restated Plan until 2021. The Board of Directors approved the Restated Plan on February 11, 2016, subject to shareholder approval at the Annual Meeting. A more extensive discussion of the Restated Plan is contained in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 16, 2016 in connection with the Annual Meeting (the “Proxy Statement”). The foregoing description of the Restated Plan contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Plan which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following are the voting results on the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

PROPOSAL 1 — Election of directors to serve until the annual meeting of shareholders of the Company in 2017 and until their respective successors have been duly elected and qualified:

NOMINEE	AFFIRMATIVE VOTES	WITHHELD VOTES	BROKER NON-VOTES

Carlos M. Cardoso	46,782,395	640,281	4,258,290

Anthony J. Guzzi	46,454,634	968,042	4,258,290

Neal J. Keating	46,470,741	951,935	4,258,290

John F. Malloy	46,638,482	784,194	4,258,290

Judith F. Marks	46,948,004	474,672	4,258,290

David G. Nord	45,984,160	1,438,516	4,258,290

John G. Russell	46,034,930	1,387,746	4,258,290

Steven R. Shawley	46,926,695	495,981	4,258,290

Richard J. Swift	40,319,847	7,102,829	4,258,290

PROPOSAL 2 — The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2016:

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES

51,427,090	231,066	22,810	—

PROPOSAL 3 — Approval of the Company’s Senior Executive Incentive Compensation Plan.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES

46,120,581	1,098,255	203,840	4,258,290

Pursuant to the foregoing votes, the nine nominees listed above were elected to serve on the Company’s Board of Directors, and Proposals 2 and 3 were approved.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hubbell Incorporated

May 6, 2016	By:	/s/ Megan C. Preneta

Name: Megan C. Preneta
Title: Corporate Secretary and Associate General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	Hubbell Incorporated Senior Executive Incentive Compensation Plan, as Amended and Restated